FINANCIAL SUPPLEMENT 4th Quarter 2019

DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 73% of Chimera's equity capital is allocated to mortgage credit Residential Mortgage Net Investment Analysis(2) Credit Portfolio (1) 17 Total Assets: 16.9 billion RESIDENTIAL 16 MORTGAGE AGENCY TOTAL CREDIT PORTFOLIO PORTFOLIO 15 PORTFOLIO 14 Non-Recourse 13 (Securitization) GROSS ASSET 6.8% 3.6% 5.5% YIELD: 12 $8.3 11 Agency Portfolio (1) FINANCING Total Assets: 9.3 billion (3) 10 COSTS 3.8% 2.3% 3.1% s n 9 o i l l i NET INTEREST B 8 SPREAD: 3.0% 1.3% 2.4% 7 Recourse (Repo) 6 Recourse (Repo) NET INTEREST $5.2 MARGIN: 3.5% 1.4% 2.7% 5 $8.3 4 All data as of December 31, 2019 3 (1) Financing excludes unsettled trades. (2) Reflects fourth quarter 2019 average assets, yields, and spreads. 2 Equity (3) Includes the interest incurred on interest rate swaps. $2.9 Equity 1 $1.1 0 Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION Chimera added to the loan portfolio during the quarter December 31, 2019 September 30, 2019 10% 10% 25% 48% 30% 54% 11% 12% Non-Agency MBS Agency RMBS Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio Agency CMBS Loan Portfolio Total Portfolio: $26.2 billion Total Portfolio: $27.4 billion Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Chimera operates at 5.5:1 total leverage and 3.4:1 recourse leverage(1) December 31, 2019 September 30, 2019 24% 22% 35% 38% 29% 33% 10% 9% Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, CMBS Agency Repurchase Agreements, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Portfolio: $21.7 billion Total Portfolio: $22.9 billion (1) Leverage ratios as of December 31, 2019 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED
2019	CIM 2019-R5	$315,039	$252,224	$62,815	$312,370	$249,570	$62,800
2019	CIM 2019-R4	320,802	200,000	120,802	317,350	197,310	120,040
2019	CIM 2019-R3[1]	342,633	291,237	51,396	334,491	283,175	51,316
2019	CIM 2019-R2	464,327	358,172	106,155	455,984	350,038	105,946
2019	CIM 2019-R1	371,762	297,409	74,353	358,670	284,378	74,292
2018	CIM 2018-NR1	257,548	—	257,548	183,221	—	183,221
2018	CIM 2018-R6	478,251	334,775	143,476	406,568	263,811	142,757
2018	CIM 2018-R5	380,194	266,136	114,058	312,829	199,712	113,117
2018	CIM 2018-R4	387,222	271,056	116,166	328,216	212,749	115,467
2018	CIM 2018-R3	181,073	146,669	34,404	139,258	105,417	33,841
2018	CIM 2018-R2	380,292	266,204	114,088	299,940	185,762	114,178
2018	CIM 2018-R1	169,032	140,297	28,735	137,126	108,202	28,924
2017	CMLTI 2017-RP2	421,329	341,276	80,053	333,137	254,346	78,791
2017	CIM 2017-8	1,148,050	688,829	459,221	882,312	431,154	451,158
2017	CIM 2017-7	512,446	341,062	171,384	395,178	228,131	167,047
2017	CIM 2017-6	782,725	626,179	156,546	574,645	421,099	153,546
2017	CIM 2017-5	377,034	75,407	301,627	290,388	66,572	223,816
2017	CIM 2017-4	830,510	710,003	120,507	471,088	365,682	105,406
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,554,121	1,249,291	304,830
2017	CIM 2017-2	331,440	248,580	82,860	235,673	155,650	80,023
2017	CIM 2017-1	526,267	368,387	157,880	349,694	198,090	151,604
2016	CIM 2016-FRE1	185,811	115,165	70,646	122,467	58,301	64,166
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,001,495	762,359	239,136
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,010,521	768,035	242,486
2016	CIM 2016-1	1,499,341	1,266,898	232,443	853,242	651,242	202,000
2012	CSMC 2012-CIM3	329,886	305,804	24,082	86,471	70,481	15,990
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	24,635	17,990	6,645
	TOTAL	$17,555,625	$13,545,674	$4,009,951	$11,771,090	$8,138,547	$3,632,543

All data as of December 31, 2019

$ in thousands

(1) Accounted for as a secured borrowing

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of December 31, 2019

SECURITY TYPE	COUPON[(1)]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$339,687	104.2	22.0
	4.0%	5,437,343	104.5	38.0
	4.5%	303,519	106.3	44.8
Commercial	3.7%	2,621,938	106.9	—
Agency IO	1.6%	N/M[(2)]	8.3	14.9
ACMBS IO	0.7%	N/M[(2)]	2.7	5.3
Total		$8,702,487		

Agency Securities – As of September 30, 2019

SECURITY TYPE	COUPON[(1)]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$588,780	103.6	14.9
	4.0%	6,603,563	104.3	26.2
	4.5%	358,064	106.6	23.8
	5.0%	239,977	107.2	37.1
Commercial	3.7%	3,031,644	108.8	—
Agency IO	1.6%	N/M[(2)]	8.9	8.5
ACMBS IO	0.7%	N/M[(2)]	2.3	2.8
Total		$10,822,028		

Repo Days to Maturity – As of December 31, 2019

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$8,143,851	2.10%	
30 to 59 days	116,939	2.15%	
60 to 89 days	—	—%	
90 to 360 days	—	—%	
Total	$8,260,790	2.10%	14 Days

Repo Days to Maturity – As of September 30, 2019

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$9,121,803	2.28%	
30 to 59 days	843,045	2.24%	
60 to 89 days	—	—%	
90 to 360 days	—	—%	
Total	$9,964,848	2.28%	16 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Total Agency IO and ACMBS IO Notional was $3.4 billion and $3.2 billion as of December 31, 2019 and September 30, 2019 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

INTEREST RATE SENSITIVITY Chimera rebalanced its Agency hedge portfolio during the quarter DESCRIPTION - 100 BASIS - 50 BASIS +50 BASIS +100 BASIS ($ in thousands) POINTS POINTS UNCHANGED POINTS POINTS Hedge Book Maturities Market Value $ 9,661,207 $ 9,508,139 $ 9,341,011 $ 9,145,034 $ 8,917,815 Agency Securities 0% Percentage Change 3.4% 1.8% - (2.1)% (4.5)% 16% Market Value (199,967) (97,890) - 93,892 183,963 Swaps Percentage Change (2.1)% (1.0)% - 1.0% 2.0 % Market Value (35,817) (17,662) - 17,191 33,913 Futures Percentage Change (0.4)% (0.2)% - 0.2% 0.4 % Market Value 84,412 51,576 - (84,894) (205,320) 84% Net Gain/(Loss) Percentage Change in Portfolio Value(1) 0.9% 0.6% - (0.9)% (2.2)% Total Notional Balance - Derivative Instruments Short Term 3-5 December 31, 2019 September 30, 2019 Medium Term 5-10 Interest Rate Swaps 4,111,300 4,390,700 Long Term 10-30 Swaptions — 25,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 7

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